                                                                Exhibit 99(c)


                                     ONCOR ELECTRIC DELIVERY COMPANY
                                   Certificate Pursuant to Section 906
                                     of Sarbanes - Oxley Act of 2002
                                          CERTIFICATION OF PFO

         The undersigned, Scott Longhurst, Principal Financial Officer of Oncor Electric Delivery Company (the "Company"), DOES HEREBY CERTIFY that:

      1. The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

         IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed this 15th day of May, 2003.





                                          /s/   Scott Longhurst
                                 -------------------------------------
                                 Name:    Scott Longhurst
                                 Title:   Principal Financial Officer








A signed  original of this  written  statement  required by Section 906 has been provided to Oncor Electric  Delivery  Company and will be retained by Oncor
Electric   Delivery  Company  and  furnished  to  the  Securities  and  Exchange
Commission or its staff upon request.